Exhibit 4.2

THE SECURITIES REPRESENTED BY THIS UNIT WARRANT CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  NEITHER THE UNIT WARRANT NOR THE SECURITIES UNDERLYING THE UNIT WARRANT MAY BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER, OR NOT SUBJECT TO, THE ACT AND SUCH STATE SECURITIES LAWS.

UNIT WARRANT CERTIFICATE
OF
PIEDMONT MINING COMPANY, INC.

Date of Issuance: July___, 2007	Certificate Number: _____

THIS UNIT WARRANT CERTIFICATE (“Unit Warrant”) certifies that, for value received, Brean Murray, Carret & Co. LLC, or its permitted assigns registered on the books (collectively, the “Holder”) of Piedmont Mining Company, Inc., a North Carolina corporation (the “Company”), having its principal place of business at 18124 Wedge Parkway, #214, Reno, NV  89511, is entitled to purchase at any time on or prior to the Expiration Date (hereinafter defined), up to 125,000 units (the “Units”), each Unit consisting of one (1) share of Common Stock of the Company and one-half (1/2) of one (1) Warrant to purchase Common Stock of the Company, with each whole Warrant representing the right to acquire one share of Common Stock pursuant to a Warrant Certificate in substantially the form attached hereto as Exhibit A (the “Common Stock Purchase Warrant”).

1.         Unit Purchase Price.  Each Unit represented hereby shall entitle the Holder to purchase one share of Common Stock and one-half of a Common Stock Purchase Warrant, the purchase price payable upon exercise for a Unit shall be $0.16 per Unit (“Purchase Price”).  The Purchase Price and number of Units are subject to adjustment as provided in Section 6.

2.         Exercise of Unit Warrant.  Pursuant to the terms and conditions set forth in this Unit Warrant, the Units are exercisable at any time, on or before the Expiration Date, at the option of the Holder, upon surrender of this Unit Warrant to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit B, and payment of an amount equal to the Purchase Price multiplied by the number of Units to be exercised.  In the case of exercise of less than all the Units represented by this Unit Warrant, the Company shall cancel this Unit Warrant upon the surrender thereof and shall execute and deliver a new Unit Warrant for the balance of such remaining Units.

3.         Expiration.  The term “Expiration Date” shall mean 5:00 p.m. (PST) on  _________, 2012 or if such date shall be a holiday or a day on which banks are authorized to close, then 5:00 p.m. (PST) the next following date which is not a holiday or a day on which banks are not authorized to close.

4.         Agreement of Holder.  The Holder acknowledges that the Units represented by this Unit Warrant have not been registered under the Act and accordingly that they will not be transferred or sold except pursuant to an effective registration statement under the Act or an exemption therefrom, or in a transaction not subject thereto, and in compliance with all state securities laws.

5.         Loss or Mutilation.  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of this Unit Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Unit Warrant, the Company shall execute and deliver in lieu thereof a new Unit Warrant representing an equal number of Units.

6.         Adjustment of Purchase Price and Number of Units.  The number and kind of Units purchasable upon the exercise and the Purchase Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)         Splits, Combinations, Reclassifications.  In the event the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to the Holders of the outstanding shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Units purchasable hereunder immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Units or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Units been exercised immediately prior to the effective date of such event or any record date with respect thereto.

(b)        Reorganizations, Mergers, Consolidations or Sales of Assets.  In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company’s Common Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Units been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition.

(c)        Notice of Capital Changes.  If at any time the Company shall effect any of the events described in subsections (a) and (b) above, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give the Holder written notice, by registered or certified mail, postage prepaid, of the date on which (i) a record shall be taken for such dividends, distributions and the like or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be.  Such written notice shall be given at least five business (5) days prior to the relevant event.

(d)        Adjustment of Purchase Price.  Upon each adjustment in the number of Units purchasable hereunder, the Purchase Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Units purchasable hereunder shall be adjusted, as determined in good faith by the Board of Directors of the Company.

(e)        Certificates of Adjustments.  Whenever the Purchase Price or the number of Units purchasable hereunder shall be adjusted pursuant to this Section 6, the Company shall prepare a certificate signed by the chief executive officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Purchase Price and the number of Units purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed, by first class mail, postage prepaid, to the Holder.

7.         No Voting Rights.  Except as otherwise provided herein, this Unit Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, in respect of any matters whatsoever, prior to the exercise hereof.

8.         Warrant Transferable.  Subject to the provisions of Section 4, this Unit Warrant and all rights hereunder are transferable, in whole or in part, at the principal offices of the Company by the Holder hereof, upon surrender of this Unit Warrant properly endorsed; provided, however, that without the prior written consent of the Company, this Unit Warrant and all rights hereunder may be transferred only to (i) an affiliate of the initial Holder hereof or successor in interest to any such person, or (ii) pursuant to the registration of the Units or the underlying shares of Common Stock under the Act, subsequent to one year from the date hereof pursuant to an exemption under Rule 144 under the Act or pursuant to another exemption from such registration or in a transaction not subject to registration.  For the purposes of this section, “affiliate” means, with respect to any person, any entity controlling, controlled by or under common control with such designated person, and “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

9.         Fractional Shares.  Notwithstanding that the number of Units purchasable upon the exercise of this Unit Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of shares upon exercise of the Unit Warrant or to distribute certificates that evidence fractional shares nor shall the Company be required to make any cash payments in lieu thereof upon exercise of the Unit Warrant.  Holder hereby waives any right to receive fractional shares.

10.       Successors and Assigns.  This Unit Warrant shall be binding on and inure to the benefit of the heirs, executors, administrators, successors, and assigns of the respective parties.

11.        Governing Law.  This Unit Warrant shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada or of any other state.

IN WITNESS WHEREOF, this Unit Warrant has been executed as of this ___ day of ______, 2007.

PIEDMONT MINING COMPANY, INC.
a North Carolina corporation

By: _________________________________
Robert M. Shields, Jr. President and CEO

EXHIBIT A
TO
UNIT WARRANT CERTIFICATE

FORM OF COMMON STOCK PURCHASE WARRANT

THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  NEITHER THE WARRANTS NOR THE SECURITIES UNDERLYING THE WARRANTS MAY BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) UPON RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER, OR NOT SUBJECT TO, THE ACT AND SUCH STATE SECURITIES LAWS.

WARRANT CERTIFICATE
OF
PIEDMONT MINING COMPANY, INC.

Date of Issuance: ________, 200___	Certificate Number:_____

THIS WARRANT CERTIFICATE (“Warrant Certificate”) certifies that, for value received, ________________________, or its permitted assigns registered on the books (collectively, the “Holder”) of Piedmont Mining Company, Inc., a North Carolina corporation (the “Company”), having its principal place of business at 18124 Wedge Parkway, #214, Reno, NV  89511, is entitled to purchase at any time on or prior to the Expiration Date (hereinafter defined), up to _________________ shares of Common Stock of the Company (“Common Stock”) at a purchase price as set forth below, subject to adjustment as hereinafter provided.

1.         Warrant Purchase Price.  Each Warrant shall entitle the Holder to purchase one share of Common Stock and the purchase price payable upon exercise of one Warrant shall be $0.20 per share (“Purchase Price”).  The Purchase Price and number of shares of Common Stock (“Warrant Shares”) issuable upon exercise of each Warrant are subject to adjustment as provided in Section 6.

2.         Exercise of Warrant.  Pursuant to the terms and conditions set forth in this Warrant Certificate, the Warrants are exercisable at any time, on or before the Expiration Date, at the option of the Holder, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price multiplied by the number of Warrants to be exercised.  In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants.

A-1

3.         Expiration.  The term “Expiration Date” shall mean 5:00 p.m. (PST) on  [Two years from the Date of Issuance ]or if such date shall be a holiday or a day on which banks are authorized to close, then 5:00 p.m. (PST) the next following date which is not a holiday or a day on which banks are not authorized to close.

4.         Agreement of Holder.  The Holder acknowledges that the Warrants represented by this Warrant Certificate have not been registered under the Act and accordingly that they will not be transferred or sold except pursuant to an effective registration statement under the Act or an exemption therefrom, or in a transaction not subject thereto, and in compliance with all state securities laws.

5.         Loss or Mutilation.  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate  and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

6.           Adjustment of Purchase Price and Number of Warrant Shares.  The number and kind of Warrant Shares purchasable upon the exercise of the Warrants and the Purchase Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)        Splits, Combinations, Reclassifications.  In the event the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to the Holders of the outstanding shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the effective date of such event or any record date with respect thereto.

(b)        Reorganizations, Mergers, Consolidations or Sales of Assets.  In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company’s Common Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrants been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition.

(c)        Notice of Capital Changes.  If at any time the Company shall effect any of the events described in subsections (a) and (b) above, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give the Holder written notice, by registered or certified mail, postage prepaid, of the date on which (i) a record shall be taken for such dividends, distributions and the like or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be.  Such written notice shall be given at least five business (5) days prior to the relevant event.

(d)        Adjustment of Purchase Price.  Upon each adjustment in the number of Warrant Shares purchasable hereunder, the Purchase Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Warrant Shares purchasable hereunder shall be adjusted, as determined in good faith by the Board of Directors of the Company.

(e)        Certificates of Adjustments.  Whenever the Purchase Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to this Section 6, the Company shall prepare a certificate signed by the chief executive officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Purchase Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed, by first class mail, postage prepaid, to the Holder.

7.         No Voting Rights.  Except as otherwise provided herein, this Warrant Certificate shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, in respect of any matters whatsoever, prior to the exercise hereof.

8.         Warrants Transferable.  Subject to the provisions of Section 4, this Warrant Certificate and all rights hereunder are transferable, in whole or in part, at the principal offices of the Company by the Holder hereof, upon surrender of this Warrant Certificate properly endorsed; provided, however, that without the prior written consent of the Company, this Warrant Certificate and all rights hereunder may be transferred only to (i) an affiliate of the initial Holder hereof or successor in interest to any such person, or (ii) pursuant to the registration of the Warrants or the Warrant Shares under the Act, subsequent to one year from the date hereof pursuant to an exemption under Rule 144 under the Act or pursuant to another exemption from such registration or in a transaction not subject to registration.  For the purposes of this section, “affiliate” means, with respect to any person, any entity controlling, controlled by or under common control with such designated person, and “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

9.         Fractional Shares.  Notwithstanding that the number of Warrant Shares purchasable upon the exercise of this Warrant may have been adjusted pursuant to the terms hereof, the Company shall nonetheless not be required to issue fractions of shares upon the exercise of the Warrants or to distribute certificates that evidence fractional shares nor shall the Company be required to make any cash payments in lieu thereof upon exercise of the Warrants.  Holder hereby waives any right to receive fractional shares.

10.        Successors and Assigns.  This Warrant Certificate shall be binding on and inure to the benefit of the heirs, executors, administrators, successors, and assigns of the respective parties.

11.        Governing Law.  This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada or of any other state.

IN WITNESS WHEREOF, this Warrant Certificate has been executed as of this ___ day of April, 2007.

PIEDMONT MINING COMPANY, INC.
a North Carolina corporation

By: _________________________________
Robert M. Shields, Jr. President and CEO

EXHIBIT A
TO
FORM OF COMMON STOCK PURCHASE WARRANT

NOTICE OF EXERCISE

To:	Piedmont Mining Company, Inc.
18124 Wedge Parkway, #214
Reno, NV 89511
Attn: Robert M. Shields Jr., CEO

The undersigned hereby irrevocably elects to exercise, pursuant to Section 2 of the Warrant Certificate accompanying this Notice of Exercise, the Warrant to purchase ________________ shares of Common Stock of Piedmont Mining Company, Inc., a North Carolina corporation (the “Warrant Shares”), in accordance with the terms of the Warrant Certificate, including but not limited to, the investor representations and warranties made in connection with the Warrant, and herewith makes payment of the Purchase Price of such Warrant Shares in full.

In connection to this Notice of Exercise the undersigned hereby represents and warrants to the Company as follows:

(a)        The undersigned represents that the Warrant Shares to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of securing, granting any participation in or otherwise distributing the same.  The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Warrant Shares.

(b)        The undersigned is fully aware of: (1) the highly speculative nature of the investment in the Warrant Shares; (2) the financial hazards involved; (3) the lack of liquidity of the Warrant Shares and the restrictions on transferability of the Warrant Shares; and (4) the qualifications and backgrounds of the management of the Company.

(c)        The undersigned understands and acknowledges that the offering of the Warrant Shares have not and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) on the ground that the sale and the issuance of securities hereunder is exempt pursuant to Section 4(2) of the Securities Act, and that the Company’s reliance on such exemption is predicated on the undersigned’s representations set forth herein.

(d)        At no time was the undersigned presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Warrant Shares.

(e)        The certificates for the Warrant Shares will bear one or more restrictive legends determined by counsel to the Company to be necessary or appropriate in order to comply with federal or state securities law or to secure or protect any applicable exemptions from registration or qualification.

(f)         The undersigned represents that it is experienced in evaluating development stage companies such as the Company, is able to fend for itself in transactions, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment.

(g)        The undersigned acknowledges and understands that the Warrant Shares, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Warrant Shares.

(h)        The undersigned acknowledges that it has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions.  The undersigned understands that before the Warrant Shares, may be sold under Rule 144, the following conditions must be fulfilled, except as otherwise described below: (1) certain public information about the Company must be available, (2) the sale must occur at least one year after the later of the date the Warrant Shares were sold by the Company or the date they were sold by an affiliate of the Company, (3) the sale must be made in a broker’s transaction or in a transaction directly with a market maker, and (4) the number of Warrant Shares sold must not exceed certain volume limitations.  If, however, the sale occurs at least two years after the Warrant Shares were sold by the Company or an affiliate of the Company, and if the undersigned is not an affiliate of the Company, the foregoing conditions will not apply.  The undersigned understands that the current information referred to above is not now available and the Company has no present plans to make such information available.

(i)         The undersigned acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of its stock.  The undersigned understands that although Rule 144 is not exclusive, the Securities and Exchange  Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(j)         The undersigned covenants that, in the absence of an effective registration statement covering the Warrant Shares, it will sell, transfer, or otherwise dispose of the Warrant Shares only in a manner consistent with its representations and covenants set forth herein.  In connection therewith the undersigned acknowledges that the Company shall make a notation on its stock books regarding the restrictions on transfer set forth herein and shall transfer shares on the books of the Company only to the extent not inconsistent therewith.

(k)        The undersigned understands that no established public trading market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist for the Warrant Shares.

Date: ________________20__
___________________________
Name of Holder

___________________________
Signature

___________________________
Address
___________________________

___________________________

EXHIBIT B
TO
UNIT WARRANT CERTIFICATE

NOTICE OF EXERCISE

To:	Piedmont Mining Company, Inc.
18124 Wedge Parkway, #214
Reno, NV  89511
Attn: Robert M. Shields Jr., CEO

The undersigned hereby irrevocably elects to exercise, pursuant to Section 2 of the Unit Warrant Certificate accompanying this Notice of Exercise, to purchase ________________ Units of Piedmont Mining Company, Inc., a North Carolina corporation (the “Units”), in accordance with the terms of the Unit Warrant Certificate, including but not limited to, the investor representations and warranties made below, and herewith makes payment of the Purchase Price of such Units in full.

In connection to this Notice of Exercise the undersigned hereby represents and warrants to the Company as follows:

(a)        The undersigned represents that the Units to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of securing, granting any participation in or otherwise distributing the same.  The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Units.

(b)        The undersigned is fully aware of: (1) the highly speculative nature of the investment in the Units; (2) the financial hazards involved; (3) the lack of liquidity of the Units and the restrictions on transferability of the Units; and (4) the qualifications and backgrounds of the management of the Company.

(c)        The undersigned understands and acknowledges that the offering of the Units has not and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) on the ground that the sale and the issuance of securities hereunder is exempt pursuant to Section 4(2) of the Securities Act, and that the Company’s reliance on such exemption is predicated on the undersigned’s representations set forth herein.

(d)        At no time was the undersigned presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Units.

(e)        The certificates for the Units will bear one or more restrictive legends determined by counsel to the Company to be necessary or appropriate in order to comply with federal or state securities law or to secure or protect any applicable exemptions from registration or qualification.

(f)      The undersigned represents that it is experienced in evaluating development stage companies such as the Company, is able to fend for itself in transactions, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment.

(g)     The undersigned acknowledges and understands that the Units, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Units, or any underlying securities thereof.

(h)     The undersigned acknowledges that it has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions.  The undersigned understands that before the Units may be sold under Rule 144, the following conditions must be fulfilled, except as otherwise described below: (1) certain public information about the Company must be available, (2) the sale must occur at least one year after the later of the date the Units were sold by the Company or the date they were sold by an affiliate of the Company, (3) the sale must be made in a broker’s transaction or in a transaction directly with a market maker, and (4) the number of Units sold must not exceed certain volume limitations.  If, however, the sale occurs at least two years after the Units were sold by the Company or an affiliate of the Company, and if the undersigned is not an affiliate of the Company, the foregoing conditions will not apply.

(i)      The undersigned acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of its stock.  The undersigned understands that although Rule 144 is not exclusive, the Securities and Exchange  Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(j)      The undersigned covenants that, in the absence of an effective registration statement covering the Units or any underlying securities thereof, it will sell, transfer, or otherwise dispose of the Units only in a manner consistent with its representations and covenants set forth herein.  In connection therewith the undersigned acknowledges that the Company shall make a notation on its stock books regarding the restrictions on transfer set forth herein and shall transfer shares on the books of the Company only to the extent not inconsistent therewith.

(k)           The undersigned understands that no established public trading market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist for the Units or any of the underlying securities thereof.

Date: ________________20__
___________________________
Name of Holder

___________________________
Signature

___________________________
Address
___________________________

___________________________